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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 13, 1995

                       ROCKWELL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

   Delaware                     1-1035                95-1054708
(State or other              (Commission           (IRS Employer
jurisdiction of              File Number)          Identification No.)
incorporation)


2201 Seal Beach Boulevard, Seal Beach, California             90740-8250
    (Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code:    (412) 565-4090
                                                       (Office of the Secretary)


                                 Not Applicable
         (Former name or former address, if changed since last report)


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                              (Page 1 of 4 Pages)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

          On June 13, 1995 the Registrant issued and sold $300 million aggregate principal amount of its 6 5/8% Notes due June 1, 2005 (the "Notes") in an underwritten public offering. Reference is made to the Registrant's Registration Statement on Form S-3 (File No. 33-58575) under the Securities Act of 1933, as amended, and the related Prospectus dated April 19, 1995, as supplemented by the Prospectus Supplement dated June 8, 1995, filed with the Securities and Exchange Commission. The Representative of the underwriters in respect of the offering was Morgan Stanley & Co. Incorporated. Chemical Bank (as successor by merger to Manufacturers Hanover Trust Company) is the Trustee under the Indenture under which the Notes were issued. The Registrant intends to use the net proceeds of the offering to repay commercial paper notes of the Registrant which on June 8, 1995 had an interest rate of 6.22%. The proceeds of such commercial paper notes were applied toward the approximately $1.6 billion purchase price for Reliance Electric Company, the Registrant's acquisition of which was completed on January 27, 1995.

Item  7.  Financial  Statements,  Pro  Forma
          Financial  Information  and Exhibits.

          (c)  Exhibits

               1 Conformed copy of Underwriting Agreement dated June 8, 1995 between the Registrant and Morgan Stanley & Co. Incorporated, as Representative of the several underwriters named in Schedule B thereto.

               4-a Specimen certificate for the Registrant's 6 5/8% Notes due June 1, 2005.

               4-b Indenture dated as of October 1, 1982 between the Registrant and Chemical Bank (as successor by merger to Manufacturers Hanover Trust Company), as Trustee, relating to the Notes, including the form of Security at pages 6-11, filed as Exhibit 4-a to


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                         the  Registrant's  Registration  Statement  on Form S-3
                         (File  No.   33-39510),   is  incorporated   herein  by
                         reference.

               4-c First Supplemental Indenture dated as of February 27, 1987 between the Registrant and Chemical Bank (as successor by merger to Manufacturers Hanover Trust Company), as Trustee, filed as Exhibit 4-b to the Registrant's Registration Statement on Form S-3 (File No. 33-39510), is incorporated herein by reference.


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              ROCKWELL INTERNATIONAL CORPORATION
                                                            (Registrant)


                                              By /s/ William J. Calise, Jr.
                                                 -------------------------------
                                                  William  J. Calise, Jr., Esq.
                                                  Senior Vice President, General
                                                   Counsel and Secretary
Dated:  June 14, 1995


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                                 EXHIBIT INDEX

Exhibit
Number                            Description                              Page
- -------                           -----------                              ----

1        --  Conformed copy of  Underwriting Agreement dated  June  8,
             1995  between  the  Registrant  and Morgan  Stanley & Co.
             Incorporated,    as   Representative   of   the   several
             underwriters named in Schedule B thereto.

4-a      --  Specimen  of  certificate  for  the  Registrant's  6 5/8%
             Notes due June 1, 2005.

4-b      --  Indenture  dated  as  of  October  1,  1982  between  the
             Registrant  and Chemical  Bank (as successor by merger to
             Manufacturers   Hanover  Trust   Company),   as  Trustee,
             relating to the Notes, including the form of Security at pages 6-11, filed as Exhibit 4-a to the Registrant's
             Registration Statement on Form S-3 (File No. 33-39510), is incorporated herein by reference.

4-c      --  First  Supplemental Indenture  dated  as of  February 27,
             1987  between  the   Registrant  and  Chemical  Bank  (as
             successor  by  merger  to  Manufacturers   Hanover  Trust
             Company), as Trustee, filed as Exhibit 4-b to the Registrant's Registration Statement on Form S-3 (File No.
             33-39510), is incorporated herein by reference.